UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 27, 2023

Brown-Forman Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-00123	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway,	Louisville,	Kentucky	40210
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (voting), $0.15 par value	BFA	New York Stock Exchange
Class B Common Stock (nonvoting), $0.15 par value	BFB	New York Stock Exchange
1.200% Notes due 2026	BF26	New York Stock Exchange
2.600% Notes due 2028	BF28	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The matters submitted to a vote of the Company's Class A common stockholders at the Annual Meeting and the voting results of such matters are as follows:

Election of Directors

The Company's Class A common stockholders elected each of the director nominees proposed by the Company's Board of Directors to serve until the next Annual Meeting of Stockholders or until such director's successor is duly elected and qualified. The following is a breakdown of the voting results:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Campbell P. Brown	153,224,107	4,727,328	12,424	4,500,463
Elizabeth M. Brown	156,268,867	1,683,555	11,437	4,500,463
Stuart R. Brown	156,258,100	1,694,345	11,414	4,500,463
Mark A. Clouse	157,558,591	392,096	13,172	4,500,463
Marshall B. Farrer	156,102,098	1,848,905	12,856	4,500,463
Michael J. Roney	152,653,249	5,296,591	14,019	4,500,463
Jan E. Singer	157,780,021	169,888	13,950	4,500,463
Tracy L. Skeans	153,636,783	4,312,459	14,617	4,500,463
Elizabeth A. Smith	157,851,558	87,180	25,121	4,500,463
Michael A. Todman	153,145,369	4,801,638	16,852	4,500,463
Lawson E. Whiting	157,703,967	250,502	9,390	4,500,463

Advisory Vote on Executive Compensation

At the Annual Meeting, the Class A common stockholders approved, on a nonbinding advisory basis, the compensation of the Company's Named Executive Officers. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
157,204,663	309,745	449,451	4,500,463

Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

At the Annual Meeting, the Class A common stockholders recommended, on a nonbinding advisory basis, a frequency of three years for future advisory votes on executive compensation. The following is a breakdown of the voting results:

3 Years	2 Years	1 Year	Abstain
142,954,153	635,221	14,322,581	51,904

Ratification of the Selection of the Independent Registered Public Accounting Firm for Fiscal 2023

The Company's Class A common stockholders ratified the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending April 30, 2024. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
162,042,913	398,858	22,551	N/A

Item 7.01. Regulation FD Disclosure.

On July 27, 2023, the Company issued a press release announcing that at its Annual Meeting the Company's Class A common stockholders elected directors for the coming year and approved the other matters described herein. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 (and the related information in Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, and shall not be deemed to be incorporate by reference in any filing the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Brown-Forman Corporation Press Release dated July 27, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN-FORMAN CORPORATION
(Registrant)

Date: July 27, 2023	/s/ Jaileah X. Huddleston
Jaileah X. Huddleston
Vice President, Associate General Counsel and Corporate Secretary